Exhibit 99.2

SENIOR HOUSING PROPERTIES TRUST

Second Quarter 2008

Supplemental Operating and Financial Data

Unless otherwise noted, all amounts in this report are unaudited.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.   ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

FOR EXAMPLE:

•             THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT STATES THAT WE INTEND TO SELL  ONE PROPERTY IN 2008 THAT WE RECORDED AN IMPAIRMENT CHARGE FOR THIS ANTICIPATED SALE  AS OF JUNE 30, 2008.  WE MAY BE UNABLE TO FIND QUALIFIED BUYERS TO PURCHASE THIS PROPERTY            ON FAVORABLE, OR ANY, TERMS, AND MAY DECIDE NOT TO PROCEED WITH THIS SALE DUE TO MARKET  CONDITIONS OR OTHER REASONS.  AS A RESULT, THIS PROPOSED SALE MAY NOT OCCUR.

•             SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO  LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

•             RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

•             OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS,

•             CONTINGENCIES IN OUR COMMITTED ACQUISITIONS MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•             WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES,

•             WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY, AND

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE:

•             CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•             COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE,

•             CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION, AND

•             IF THE AVAILABILITY OF DEBT CAPITAL REMAINS RESTRICTED OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE.

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007, UNDER “ITEM 1A. RISK FACTORS.”

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

COMPANY PROFILE

The Company:

Senior Housing Properties Trust, or SNH, is a real estate investment trust, or REIT, which owns independent and assisted living properties, continuing care retirement communities, nursing homes, hospitals, wellness centers, and medical office, clinic and biotech laboratory buildings located throughout the United States.  We are included in a number of stock indices, including the Russell 2000®, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Management:

Senior Housing Properties Trust is managed by Reit Management & Research LLC, or RMR.  RMR is a large real estate management company which was founded in 1986 to manage public investments in real estate.  As of June 30, 2008, RMR manages one of the largest portfolios of publicly owned real estate in the United States, including approximately 1,300 properties located in 45 states, the District of Columbia, Puerto Rico and Ontario, Canada.  RMR has approximately 550 employees in its headquarters and regional offices located throughout the Country.

In addition to managing SNH, RMR and its affiliates also manage Hospitality Properties Trust (HPT), a publicly traded REIT that owns hotels and travel centers, and HRPT Properties Trust (HRP), a publicly traded REIT that primarily owns office buildings and industrial properties. An affiliate of RMR, RMR Advisors, is the investment manager of eight publicly owned mutual funds as of June 30, 2008, which principally invest in securities of real estate companies (excluding securities of companies managed by RMR and its affiliates).  The public companies managed by RMR and its affiliates had a combined total market capitalization of approximately $14 billion as of June 30, 2008.  We believe that being managed by RMR is a competitive advantage for SNH because RMR provides SNH with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to us at costs that are lower than we would have to pay for similar quality services.

Strategy:

Our present business plan is to maintain an investment portfolio of independent and assisted living properties, continuing care retirement communities, nursing homes and medical office, clinic and biotech laboratory buildings and to acquire additional healthcare related properties primarily for income and secondarily for appreciation potential.  Our current growth strategy is primarily focused on making acquisitions of geographically diverse, primarily independent and assisted senior living properties where the majority of the residents pay for occupancy and services with their private resources rather than through government programs.  We recently began to invest in medical office, clinic and biotech laboratory buildings.  We also sometimes consider investing in properties other than senior living properties, such as the wellness centers.  We base our acquisition decisions on the historical and projected operating results of the target properties and the financial strength of the proposed tenants and their guarantors, among other considerations. Our present financial strategy is to maintain a conservative capital structure which limits the amount of debt that we issue or assume.  We do not have any investments in joint ventures or partnerships.  Also, the majority of our debt is fixed rate, and we have no significant debt maturities until 2012.

Stock Exchange Listing:

New York Stock Exchange

Trading Symbol:

Common Shares – SNH

Senior Unsecured Debt Ratings:

Moody’s – Ba1

Standard & Poor’s – BBB-

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 796-8350

(f)  (617) 796-8349

Portfolio Concentration by Facility Type (as of 6/30/08):

	Number of	Number of	Carrying Value of		Annualized
	Properties	Units/Beds	Investment (1)	Percent	Current Rent	Percent
Independent living (2)	41	11,213	$1,041,038	45.5%	$103,248	46.0%
Assisted living (3)	111	7,968	817,326	35.7%	75,918	33.8%
Nursing homes	58	5,869	226,941	9.9%	19,237	8.6%
Rehabilitation hospitals	2	364	49,931	2.2%	10,760	4.8%
Wellness centers (4)	6	—	80,008	3.5%	6,519	2.9%
Medical office buildings (MOBs) (5)	5	—	75,010	3.2%	8,770	3.9%
Total (3)	223	25,414	$2,290,254	100.0%	$224,452	100.0%

Operating Statistics by Tenant:

				Q1 2008
	Number of	Number of	Annualized	Rent		Percent
Tenant	Properties	Units/Beds	Current Rent	Coverage (6)	Occupancy (6)	Private Pay (6) (7)
Five Star (Lease No. 1) (8)	100	8,600	$61,091	1.27x	87%	64%
Five Star (Lease No. 2) (8)	32	7,639	80,197	1.59x	89%	68%
Five Star (Lease No. 3) (8)	33	2,436	14,619	2.67x	84%	25%
Five Star (Lease No. 4) (3)	7	614	6,807	1.28x	88%	100%
Sunrise / Marriott (9)	14	4,091	31,746	NA	NA	NA
Alterra / Brookdale (10)	18	894	7,873	2.23x	91%	99%
6 private companies (combined)	8	1,140	6,830	2.25x	87%	27%
Starmark (4)	6	—	6,519	1.91x	NA	100%
Multi-tenant MOBs (5)	5	—	8,770	NA	NA	NA
Total (3)	223	25,414	$224,452

(1)	Amounts are before depreciation, but after impairment write downs, if any.
(2)	Properties where the majority of units are independent living apartments are classified as independent living communities.
(3)

On July 1, 2008, we sold three assisted living properties with 259 living units that were formerly operated by NewSeasons Assisted Living Communities, Inc., or NewSeasons, to Five Star for $21.4 million and Five Star assumed the NewSeasons and Independence Blue Cross, or IBC, lease obligations to SNH for the remaining seven properties that were formerly operated by NewSeasons. The data provided above represents the seven properties we continue to own.

(4)	In October and November 2007, we acquired six wellness centers that are leased to affiliates of Starmark Holdings, LLC, or Starmark. These wellness centers have a total of 354,000 square feet.
(5)

In June 2008, we acquired five medical office, clinic and biotech laboratory buildings, or MOBs. The carrying value of this investment is before depreciation and includes intangible lease assets and liabilities. These MOBs have a total of 449,000 square feet.

(6)

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges, divided by the minimum rent payable to us. We have not independently verified our tenants’ operating data.

(7)	Represents the percentage of SNH’s rental income that is derived from senior living properties where the operating revenues are greater than 80% from sources other than Medicare and Medicaid.
(8)

On June 30, 2008, we realigned our three leases with Five Star Quality Care, Inc., or Five Star. The rent payable by Five Star to us is unchanged as a result of this lease realignment and the increased rent payable, if and as we purchase improvements to the leased properties, will be the greater of 8.0% per annum or the 10 year Treasury rate plus 300 basis points.

(9)

Marriott International, Inc., or Marriott, guarantees this lease. Sunrise Senior Living, Inc., or Sunrise, has not filed its Quarterly Report on Form 10-Q for the first quarter of 2008 with the Securities and Exchange Commission, or SEC, due to accounting issues. Because we do not know what impact the resolution of these accounting issues may have on the reported performance of our properties, we do not report operating data for this tenant.

(10)	Brookdale Senior Living, Inc., or Brookdale, guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy
Managing Trustee

Frank J. Bailey
Independent Trustee

John L. Harrington
Independent Trustee

Adam D. Portnoy
Managing Trustee

Frederick N. Zeytoonjian
Independent Trustee

Senior Management

David J. Hegarty
President, Chief Operating Officer and Secretary

Richard A. Doyle
Treasurer and Chief Financial Officer

Contact Information

Investor Relations
Senior Housing Properties Trust
400 Centre Street
Newton, MA 02458
(t) (617) 796-8350
(f) (617) 796-8349
(email) info@snhreit.com
(website) www.snhreit.com

Inquiries
Financial inquiries should be directed to Richard A. Doyle,
Treasurer and Chief Financial Officer, at (617) 219-1405
or rdoyle@snhreit.com.

Investor and media inquiries should be directed to
Timothy A. Bonang, Director of Investor Relations, or
Katherine L. Johnston, Manager of Investor Relations, at
(617) 796-8234 or tbonang@snhreit.com, or kjohnston@snhreit.com.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

RESEARCH COVERAGE

Equity Research Coverage

Cantor Fitzgerald
Philip Martin
(312) 469-7485

Keefe, Bruyette & Woods
Steve Swett
(212) 887-3680

Merrill Lynch
Chris Pike
(212) 449-1153

Raymond James
Paul Puryear
(727) 567-2253

RBC
Kevin Ellich
(612) 313-1247

Stifel, Nicolaus
Jerry Doctrow
(443) 224-1309

UBS
Omotayo Okusanya
(212) 713-1864

Wachovia
Christopher Haley
(443) 263-6773

Debt Research Coverage

UBS
Steven Valiquette
(203) 719-2347

Rating Agencies

Moody’s Investors Service
Lori Marks
(212) 553-1098

Standard and Poor’s
George Skoufis
(212) 438-2608

SNH is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding SNH’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management.  SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

KEY FINANCIAL DATA

(share amounts and dollars in thousands, except per share data)

	As of and For the Three Months Ended
	6/30/2008		3/31/2008		12/31/2007		9/30/2007		6/30/2007

Shares Outstanding:
Common shares outstanding (at end of period)	114,489		94,901		88,692		83,689		83,654
Weighted average common shares outstanding - basic and diluted (1)	100,302		91,080		84,505		83,659		83,649

Common Share Data:
Price at end of period	$19.53		$23.70		$22.68		$22.06		$20.35
High during period	$25.08		$25.21		$24.66		$22.85		$24.83
Low during period	$19.21		$18.01		$19.20		$16.22		$20.10
Annualized dividends paid per share	$1.40		$1.40		$1.40		$1.36		$1.36
Annualized dividend yield (at end of period)	7.2%		5.9%		6.2%		6.2%		6.7%

Market Capitalization:
Total debt (book value)	$413,460		$541,374		$426,852		$411,980		$412,360
Plus: market value of common shares (at end of period)	2,235,970		2,249,154		2,011,535		1,846,179		1,702,359
Total market capitalization	$2,649,430		2,790,528		$2,438,387		$2,258,159		$2,114,719
Total debt / total market capitalization	15.6%		19.4%		17.5%		18.2%		19.5%

Book Capitalization:
Total debt	$413,460		$541,374		$426,852		$411,980		$412,360
Plus: total shareholders’ equity	1,753,176		1,370,034		1,249,410		1,145,537		1,153,377
Total book capitalization	$2,166,636		1,911,408		$1,676,262		$1,557,517		$1,565,737
Total debt / total book capitalization	19.1%		28.3%		25.5%		26.5%		26.3%

Selected Balance Sheet Data:
Total assets	$2,199,065		$1,936,972		$1,701,894		$1,576,938		$1,584,631
Total liabilities	$445,889		$566,938		$452,484		$431,401		$431,254
Gross book value of real estate assets (2)	$2,313,697		$2,229,291		$1,940,347		$1,847,192		$1,831,525
Total debt / gross book value of real estate assets (2)	17.9%		24.3%		22.0%		22.3%		22.5%

Selected Income Statement Data:
Total revenues (3)	$53,390		$49,553		$53,084		$45,224		$44,962
EBITDA (4)	$51,005		$47,807		$44,701		$43,357		$43,174
Income from continuing operations	$21,680		$23,316		$26,519		$20,613		$20,649
Net income	$21,680		$23,316		$26,519		$20,613		$20,649
Funds from operations (FFO) (5)	$41,195		$38,289		$35,222		$34,134		$34,014
Common distributions paid	$40,071		$33,215		$31,042		$29,291		$28,442

Per Share Data:
Income from continuing operations	$0.22		$0.26		$0.31		$0.25		$0.25
Net income	$0.22		$0.26		$0.31		$0.25		$0.25
FFO (5)	$0.41		$0.42		$0.42		$0.41		$0.41
Common distributions paid	$0.35		$0.35		$0.35		$0.34		$0.34
FFO payout ratio (5)	85.4%		83.3%		83.3%		82.9%		82.9%

Coverage Ratios:
EBITDA (3) / interest expense	5.2	x	5.0	x	4.7	x	4.7	x	4.7	x

(1)	SNH has no outstanding common share equivalents, such as units, convertible debt or stock options.
(2)	Gross book value of real estate assets is real estate properties, at cost, after impairment write downs, if any.
(3)	During the fourth quarter of 2007, we recognized $6.6 million of percentage rent for the year ended December 31, 2007.
(4)	See page 13 for calculation of EBITDA.
(5)	See page 14 for calculation of FFO.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

CONDENSED CONSOLIDATED BALANCE SHEET

(amounts in thousands, except share data)

	As of June 30, 2008	As of December 31, 2007
		(audited)
ASSETS
Real estate properties, at cost:
Land	$247,699	$217,236
Buildings and improvements	2,065,998	1,723,111
	2,313,697	1,940,347
Less accumulated depreciation	351,189	323,891
	1,962,508	1,616,456

Cash and cash equivalents	185,940	43,521
Restricted cash	3,555	3,642
Deferred financing fees, net	4,999	5,974
Acquired real estate leases, net	14,039	2,387
Other assets	28,024	29,914
Total assets	$2,199,065	$1,701,894

LIABILITIES AND SHAREHOLDERS’ EQUITY
Unsecured revolving credit facility	$—	$—
Senior unsecured notes due 2012 and 2015, net of discount	321,945	321,873
Secured debt and capital leases	91,515	104,979
Accrued interest	10,695	10,849
Acquired real estate lease obligations, net	5,795	4,216
Other liabilities	15,939	10,567
Total liabilities	445,889	452,484

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value: 149,700,000 shares authorized; 114,488,559 and 88,691,892 shares issued and outstanding at June 30, 2008 and December 31, 2007, respectively	1,145	887
Additional paid-in capital	2,000,529	1,476,675
Cumulative net income	468,803	423,807
Cumulative distributions	(717,482)	(653,225)
Unrealized gain on investments	181	1,266
Total shareholders’ equity	1,753,176	1,249,410
Total liabilities and shareholders’ equity	$2,199,065	$1,701,894

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

CONDENSED CONSOLIDATED STATEMENT OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2008	6/30/2007	6/30/2008	6/30/2007
Revenues:
Rental income	$52,680	$44,406	$101,663	$88,708
Interest and other income	710	556	1,280	1,006
Total revenues	53,390	44,962	102,943	89,714

Expenses:
Interest	9,810	9,160	19,328	19,053
Depreciation	14,275	11,704	27,298	23,299
General and administrative	4,685	3,449	8,381	7,165
Impairment of assets (1)	2,940	—	2,940	—
Loss on early extinguishment of debt (2)	—	—	—	2,026
Total expenses	31,710	24,313	57,947	51,543
Net income	$21,680	$20,649	$44,996	$38,171
Weighted average common shares outstanding	100,302	83,649	95,691	82,240

Basic and diluted earnings per share:
Net income	$0.22	$0.25	$0.47	$0.46

Additional Data:
Straight-line rent included in rental income (3)	$(44)	$107	(21)	$249
Deferred percentage rent (4)	$2,300	$1,661	$4,250	$3,261
Non-cash stock based compensation	$379	$150	$558	$423
Lease Value Amortization (FAS 141) (3)	$(23)	$—	$7	$—

(1)	During the three and six months ended June 30, 2008, we recognized an impairment of assets charge of $2.9 million related to one property that we intend to sell in 2008.

(2)

In January 2007, we purchased and retired $20.0 million of our 8 5/8% senior notes due 2012 and paid a premium of $1.8 million and wrote off $276,000 of deferred financing fees and unamortized discount related to these senior notes.

(3)	We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(4)	Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, deferred percentage rent for the first three quarters includes estimated amounts of deferred percentage rents with respect to those periods. The fourth quarter calculations exclude the amounts recognized during the first three quarters.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

 June 30, 2008

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(amounts in thousands)

	For the Six Months Ended
	6/30/2008	6/30/2007
Cash flows from operating activities:
Net income	$44,996	$38,171
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	27,298	23,299
Amortization of deferred financing fees and debt discounts	1,047	1,084
Amortization of acquired real estate leases	(7)	—
Impairment of assets	2,940	—
Loss on early extinguishment of debt	—	2,026
Change in assets and liabilities:
Restricted cash	87	(43)
Investments in trading securities	—	(10,153)
Other assets	1,167	5,228
Accrued interest	(154)	(972)
Other liabilities	5,984	(252)
Cash provided by operating activities	83,358	58,388

Cash flows used for investing activities:
Acquisitions	(386,356)	(17,167)
Cash used for investing activities, net	(386,356)	(17,167)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	523,138	151,670
Proceeds from borrowings on revolving credit facility	210,000	22,000
Repayments of borrowings on revolving credit facility	(210,000)	(134,000)
Redemption of senior notes	—	(21,750)
Repayment of other debt	(13,464)	(853)
Distributions to shareholders	(64,257)	(54,828)
Cash provided by (used for) financing activities	445,417	(37,761)

Increase in cash and cash equivalents	142,419	3,460
Cash and cash equivalents at beginning of period	43,521	5,464
Cash and cash equivalents at end of period	$185,940	$8,924

Supplemental cash flow information:
Interest paid	$19,482	$18,942

Non-cash financing activities:
Issuance of common shares pursuant to our incentive share award plan	$974	$959

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

CALCULATION OF EBITDA

(dollars in thousands)

		For the Three Months Ended		For the Six Months Ended
		6/30/2008	6/30/2007	6/30/2008	6/30/2007

Net income		$21,680	$20,649	$44,996	$38,171
Plus:	interest expense	9,810	9,160	19,328	19,053
	depreciation expense	14,275	11,704	27,298	23,299
	impairment of assets (1)	2,940	—	2,940	—
	loss on early extinguishment of debt (2)	—	—	—	2,026
	deferred percentage rent adjustment (3)	2,300	1,661	4,250	3,261
EBITDA		$51,005	$43,174	$98,812	$85,810

(1)               During the three and six months ended June 30, 2008, we recognized an impairment of assets charge of $2.9 million related to one property that we intend to sell in 2008.

(2)               In January 2007, we purchased and retired $20.0 million of our 8 5/8% senior notes due 2012 and paid a premium of $1.8 million and wrote off $276,000 of deferred financing fees and unamortized discount related to these senior notes.

(3)               Our percentage rents are generally calculated on an annual basis.  We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied.  Although recognition is deferred until the fourth quarter, for purposes of this calculation, total revenues for the first three quarters includes estimated amounts of deferred percentage rents with respect to those periods.  The fourth quarter calculation excludes the amounts recognized during the first three quarters.

We compute EBITDA as shown in the calculation above.  This calculation begins with income from continuing operations, or if such amount is the same as net income, with net income, which we believe is the closest U.S.  generally accepted accounting principles, or GAAP, measure of our performance.  We consider EBITDA to be an appropriate measure of our performance as a REIT, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Six Months Ended
		6/30/2008	6/30/2007	6/30/2008	6/30/2007

Net income		$21,680	$20,649	$44,996	$38,171
Plus:	depreciation expense	14,275	11,704	27,298	23,299
	impairment of assets (1)	2,940	—	2,940	—
	loss on early extinguishment of debt	—	—	—	2,026
	deferred percentage rent adjustment (2)	2,300	1,661	4,250	3,261
Less:	loss on early extinguishment of debt settled in cash (3)	—	—	—	(1,750)
FFO		$41,195	$34,014	$79,484	$65,007

Weighted average shares outstanding		100,302	83,649	95,691	82,240

Net income		$0.22	$0.25	$0.47	$0.46
FFO per share		$0.41	$0.41	$0.83	$0.79

Supplemental data:
Straight-line rent included in rental income (4)		$(44)	$107	$(21)	$249
Amortization of deferred financing fees and debt discounts		$523	$542	$1,047	$1,084
Non-cash stock based compensation		$379	$150	$558	$423
Lease value amortization (FAS 141) (4)		$(23)	—	$7	—

(1)               During the three and six months ended June 30, 2008, we recognized an impairment of assets charge of $2.9 million related to one property that we intend to sell in 2008.

(2)               Our percentage rents are generally calculated on an annual basis.  We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied.  Although recognition of revenue is deferred until the fourth quarter, our FFO calculation for the first three quarters include estimated amounts of deferred percentage rents with respect to those periods.  The fourth quarter calculation of FFO excludes the amounts recognized during the first three quarters.

(3)               FFO for the six months ended June 30, 2007 includes a $1.8 million cash loss relating to our early retirement of $20.0 million of our 8 5/8% senior notes due 2012.

(4)               We report rental income on a straight line basis over the terms of the respective leases.  Rental income includes non-cash straight line rent adjustments.  Rental income also includes non-cash amortization of intangible lease assets and liabilities.

We compute FFO as shown in the calculation above.  This calculation begins with income from continuing operations or, if that amount is the same as net income, with net income, which we believe is the closest GAAP measure of our performance.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include deferred percentage rent in FFO as discussed in Note 2 above, and we exclude loss on early extinguishment of debt not settled in cash from FFO.  We consider FFO to be an appropriate measure of performance as a REIT, along with net income and cash flow from operating, investing and financing activities.  We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gain or loss on sale of properties, FFO can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our board of trustees in determining the amount of our distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future performance.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate	Balance	Date	Maturity	Maturity

Secured Fixed Rate Debt:
Tax exempt bonds - secured by 1 property	5.875%	5.875%	$14,700	12/1/2027	$14,700	19.4
Mortgage - secured by 16 properties (1)	6.970%	6.330%	34,422	6/2/2012	30,069	3.9
Mortgage - secured by 4 properties (1)	6.110%	6.420%	11,854	11/30/2013	10,218	5.4
Mortgage - secured by 2 properties (1)	6.910%	6.310%	15,159	12/1/2013	13,482	5.4
Capital leases - 2 properties	7.700%	7.700%	15,380	4/30/2026	—	17.8
Weighted average rate / total secured fixed rate debt	6.795%	6.495%	$91,515		$68,469	9.2

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 b.p.)	3.260%	3.260%	$—	12/31/2010	$—	2.5

Unsecured Fixed Rate Debt:
Senior notes due 2012	8.625%	8.625%	$225,000	1/15/2012	$225,000	3.5
Senior notes due 2015	7.875%	7.875%	97,500	4/15/2015	97,500	6.8
Weighted average rate / total unsecured fixed rate debt	8.398%	8.398%	$322,500		$322,500	4.5
Weighted average rate / total unsecured debt	8.398%	8.398%	$322,500		$322,500	4.5

Summary Debt:
Weighted average rate / total secured fixed rate debt	6.795%	6.495%	$91,515		$68,469	9.2
Weighted average rate / total unsecured floating rate debt	3.260%	3.260%	—		—	2.5
Weighted average rate / total unsecured fixed rate debt	8.398%	8.398%	322,500		322,500	4.5
Weighted average rate / total debt	8.044%	7.978%	$414,015		$390,969	5.6

(1)          Includes the effect of mark to market accounting for certain assumed mortgages.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured
	Fixed Rate	Unsecured	Unsecured
	Debt and	Floating	Fixed
Year	Capital Leases	Rate Debt	Rate Debt	Total
2008	$906	$—	$—	$906
2009	1,893	—	—	1,893
2010	2,019	—	—	2,019
2011	2,155	—	—	2,155
2012	31,765	—	225,000	256,765
2013	24,764	—	—	24,764
2014	544	—	—	544
2015	614	—	97,500	98,114
2016 and thereafter	26,855	—	—	26,855
	$91,515	$—	$322,500	$414,015

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	6/30/2008		3/31/2008		12/31/2007		9/30/2007		6/30/2007
Leverage Ratios:

Total debt / total assets	18.8%		27.9%		25.1%		26.1%		26.0%
Total debt / gross book value of real estate assets (1)	17.9%		24.3%		22.0%		22.3%		22.5%
Total debt / total market capitalization	15.6%		19.4%		17.5%		18.2%		19.5%
Total debt / total book capitalization	19.1%		28.3%		25.5%		26.5%		26.3%
Secured debt / total assets	4.2%		5.4%		6.2%		5.7%		5.7%
Variable rate debt / total debt	0.0%		21.2%		0.0%		0.0%		0.0%

Coverage Ratios:

EBITDA (2) / interest expense	5.2	x	5.0	x	4.7	x	4.7	x	4.7	x

Public Debt Covenants (3):

Total debt / adjusted total assets - allowable maximum 60.0%	16.1%		23.7%		21.0%		21.7%		21.8%
Secured debt / adjusted total assets - allowable maximum 40.0%	3.6%		4.6%		5.2%		4.8%		4.8%
Consolidated income available for debt service / debt service - required minimum 2.00x	5.49	x	5.31	x	4.99	x	4.98	x	5.01	x
Total unencumbered assets to unsecured debt - required minimum 1.50x	7.38	x	4.76	x	5.69	x	5.32	x	5.31	x

(1)          Gross book value of real estate assets is real estate properties, at cost, less impairment write downs, if any.

(2)          See page 13 for the calculation of EBITDA.

(3)          Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, gains and losses on sales of property and amortization of deferred charges.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

2008 INVESTMENTS/DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Senior Living Acquisitions: (1)

						Purchase
Date			Number of		Purchase	Price	Lease
Acquired	Tenant	Type of Property	Properties	Units	Price (2)	Per Unit	Rate

1/1/2008	Five Star	Assisted / Independent Living / Skilled Nursing	5	568	$66,650	$117	8.00%
2/7/2008	Five Star	Assisted Living	2	98	$10,250	$105	8.00%
2/17/2008	Five Star	Assisted / Independent Living / Skilled Nursing	1	138	$9,250	$67	8.00%
3/1/2008	Five Star	Assisted Living	1	228	$48,500	$213	8.00%
3/31/2008	Five Star	Assisted Living	10	660	$135,000	$205	8.00%

	Total for Q1 2008		19	1,692	$269,650	$159

There were no acquisitions of senior living properties during the three months ended June 30, 2008.

MOB Acquisitions:

There were no acquisitions of medical office buildings during the three months ended March 31, 2008.

							Weighted
						Purchase	Average
Date			Number of		Purchase	Price	Remaining	Percent
Acquired	Location	Office	Properties	Sq. Ft.	Price (2)	per Sq. Ft.	Lease Term (3)	Leased (4)	Major Tenant

6/11/2008	Pittsburgh, PA	Medical Office	1	76	$15,002	$197	3.5	96.9%	UPMC Health System
6/25/2008	Fort Washington, PA	Biotech Laboratory	1	124	$9,594	$77	3.6	100.0%	OmniCare, Inc.
6/25/2008	Lincoln, RI	Biotech Laboratory	1	62	$12,336	$199	5.0	100.0%	StemCells, Inc.
6/25/2008	Austin, TX	Clinic	1	70	$28,134	$402	9.5	97.7%	HCA Inc.
6/25/2008	Irving, TX	Biotech Laboratory	1	117	$18,713	$160	8.0	100.0%	Quest Diagnostics

	Total for Q2 2008		5	449	$83,779	$187	5.9	98.9%

Dispositions:

Date			Number of			Book Gain (Loss)
Sold	Location	Type of Property	Properties	Sale Price	NBV	on Sale	Units

There were no dispositions during the six months ended June 30, 2008.

(1)          During the three and six months ended June 30, 2008, as permitted by our leases with Five Star, we purchased from Five Star, at cost, $10.7 million and $27.3 million, respectively, of improvements made to our properties leased by Five Star, and, as a result, Five Star’s annual rent payable to us increased approximately $0.9 million and $2.4 million, respectively.

(2)          Purchase price excludes closing costs and intangible assets and liabilities.

(3)          Weighted average remaining lease term based on rental income as of the date acquired.

(4)          Percent leased as of the date acquired.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

2008 FINANCING ACTIVITIES

(share amounts and dollars in thousands)

For the Six Months Ended June 30, 2008

Debt Transactions:
New debt raised	$—
New debt assumed as part of acquisitions	—
Total new debt	—

Debt retired	—
Net debt	$—

Equity Transactions:
New common shares issued	25,759
New common equity raised, net	$523,138

Revolving Credit Facility Transactions:
Balance oustanding at beginning of period	$—
Drawings during period	210,000
Repayments during period	(210,000)
Balance oustanding at end of period	$—

Balance available for drawing	$550,000

PORTFOLIO INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

PORTFOLIO SUMMARY BY FACILITY TYPE AND TENANT

(dollars in thousands)

	Number of	Number of	Carrying Value of		Investment	Annualized
	Properties	Units/Beds	Investment (1)	Percent	per unit	Current Rent	Percent
Facility Type:
Independent living (2)	41	11,213	$1,041,038	45.5%	$92.8	$103,248	46.0%
Assisted living (3)	111	7,968	817,326	35.7%	102.6	75,918	33.8%
Nursing homes	58	5,869	226,941	9.9%	38.7	19,237	8.6%
Rehabilitation hospitals	2	364	49,931	2.2%	137.2	10,760	4.8%
Wellness centers (4)	6	—	80,008	3.5%	NA	6,519	2.9%
Medical office buildings (MOBs) (5)	5	—	75,010	3.2%	NA	8,770	3.9%
Total (3)	223	25,414	$2,290,254	100.0%	$84.0	$224,452	100.0%

Tenant:
Five Star (Lease No. 1) (6)	100	8,600	$700,423	30.6%	$81.4	$61,091	27.2%
Five Star (Lease No. 2) (6)	32	7,639	732,288	32.0%	95.9	80,197	35.8%
Five Star (Lease No. 3) (6)	33	2,436	202,946	8.9%	83.3	14,619	6.5%
Five Star (Lease No. 4) (3)	7	614	64,198	2.8%	104.6	6,807	3.0%
Sunrise / Marriott (7)	14	4,091	325,165	14.2%	79.5	31,746	14.2%
Alterra / Brookdale (8)	18	894	61,122	2.7%	68.4	7,873	3.5%
6 private companies (combined)	8	1,140	49,094	2.1%	43.1	6,830	3.0%
Starmark (4)	6	—	80,008	3.5%	NA	6,519	2.9%
Multi-tenant MOBs (5)	5	—	75,010	3.2%	NA	8,770	3.9%
Total (3)	223	25,414	$2,290,254	100.0%	$84.0	$224,452	100.0%

(1)   Amounts are before depreciation, but after impairment write downs, if any.

(2)   Properties where the majority of units are independent living apartments are classified as independent living communities.

(3)          On July 1, 2008, we sold three assisted living properties with 259 living units that were formerly operated by NewSeasons to Five Star for $21.4 million and Five Star assumed the NewSeasons / IBC lease obligations to SNH for the remaining seven properties that were formerly operated by NewSeasons. The data provided above represents the seven properties we continue to own.

(4)          In October and November 2007, we acquired six wellness centers that are leased to Starmark. These wellness centers have a total of 354,000 square feet and an investment value of $226 per square feet.

(5)          In June 2008, we acquired five MOBs. The carrying value of this investment is before depreciation and includes intangible lease assets and liabilities. These MOBs have a total of 449,000 square feet and an investment value of $167 per square feet.

(6)          On June 30, 2008, we realigned our three leases with Five Star. The rent payable by Five Star to us is unchanged as a result of this lease realignment and the increased rent payable, if and as we purchase improvements to the leased properties, will be the greater of 8.0% per annum or the 10 year Treasury rate plus 300 basis points.

(7)   Marriott guarantees this lease.

(8)   Brookdale guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

OCCUPANCY BY FACILITY TYPE AND TENANT

	For the Three Months Ended
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Facility Type:
Independent living	91%	91%	91%	90%	91%
Assisted living	87%	90%	91%	89%	88%
Nursing homes	87%	89%	88%	89%	89%
Rehabilitation hospitals (1)	66%	62%	60%	59%	61%

Tenant:
Five Star (Lease No. 1) (2) (3)	87%	90%	91%	89%	89%
Five Star (Lease No. 2) (2)	89%	90%	90%	90%	91%
Five Star (Lease No. 3) (2) (3)	84%	85%	86%	87%	88%
Five Star (Lease No. 4) (4)	88%	87%	87%	88%	88%
Sunrise / Marriott (5)	NA	NA	NA	NA	NA
Alterra / Brookdale	91%	91%	91%	87%	87%
6 private companies (combined)	87%	88%	88%	89%	88%

(1)                                  The occupancy percentage is based on 342 available beds capacity and excludes extensive outpatient services.

(2)                                  On June 30, 2008, we realigned our three leases with Five Star. These statistics represent the historical occupancy rates with the new lease realignment.

(3)                                  Excludes historical data for periods prior to our ownership of certain properties included in this lease.

(4)                                  On July 1, 2008, we sold three assisted living properties with 259 living units that were formerly operated by NewSeasons to Five Star for $21.4 million and Five Star assumed the NewSeasons / IBC lease obligations to SNH for the remaining seven properties that were formerly operated by NewSeasons. These statistics represent the historical occupancy rates of the seven properties that are now operated by Five Star.

(5)                                  Sunrise has not filed its Quarterly Report on Form 10-Q for the first quarter of 2008 with the SEC due to accounting issues. Because we do not know what impact the resolution of these accounting issues may have on the reported performance of our properties, we do not report operating data for this tenant.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

% PRIVATE PAY BY FACILITY TYPE AND TENANT

	For the Three Months Ended
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Facility Type:
Independent living	82%	81%	82%	81%	82%
Assisted living	93%	96%	96%	96%	95%
Nursing homes	28%	28%	29%	29%	29%
Rehabilitation hospitals	30%	33%	32%	31%	32%
Wellness centers (1)	100%	100%	NA	NA	NA

Tenant:
Five Star (Lease No. 1) (2) (3)	64%	63%	63%	64%	65%
Five Star (Lease No. 2) (2)	68%	69%	69%	68%	68%
Five Star (Lease No. 3) (2) (3)	25%	23%	25%	25%	24%
Five Star (Lease No. 4) (4)	100%	100%	100%	100%	100%
Sunrise / Marriott (5)	NA	NA	NA	NA	NA
Alterra / Brookdale	99%	98%	98%	98%	98%
6 private companies (combined)	27%	24%	24%	25%	25%
Starmark (1)	100%	100%	NA	NA	NA

(1)                                  Because we do not have reliable information about the operations for the wellness centers before we purchased them, we do not report historical results for these wellness centers before October 30, 2007.

(2)                                  On June 30, 2008, we realigned our three leases with Five Star. These statistics represent the historical private pay percentages with the new lease realignment.

(3)                                  Excludes historical data for periods prior to our ownership of certain properties included in this lease.

(4)                                  On July 1, 2008, we sold three assisted living properties with 259 living units that were formerly operated by NewSeasons to Five Star for $21.4 million and Five Star assumed the NewSeasons / IBC lease obligations to SNH for the remaining seven properties that were formerly operated by NewSeasons. These statistics represent the historical private pay percentages of the seven properties that are now operated by Five Star.

(5)                                  Sunrise has not filed its Quarterly Report on Form 10-Q for the first quarter of 2008 with the SEC due to accounting issues. Because we do not know what impact the resolution of these accounting issues may have on the reported performance of our properties, we do not report operating data for this tenant.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

RENT COVERAGE BY TENANT

For the Three Months Ended
Tenant	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Five Star (Lease No. 1) (1) (2)	1.27x	1.37x	1.48x	1.27x	1.21x
Five Star (Lease No. 2) (1)	1.59x	1.56x	1.61x	1.48x	1.38x
Five Star (Lease No. 3) (1) (2)	2.67x	2.07x	3.89x	2.71x	2.73x
Five Star (Lease No. 4) (3)	1.28x	1.36x	1.32x	1.47x	1.45x
Sunrise / Marriott (4)	NA	NA	NA	NA	NA
Alterra / Brookdale	2.23x	1.85x	2.05x	2.17x	2.13x
6 private companies (combined)	2.25x	2.09x	1.92x	1.98x	1.68x
Starmark (5)	1.91x	1.93x	NA	NA	NA

(1)           On June 30, 2008, we realigned our three leases with Five Star. These statistics represent the historical rent coverage with the new lease realignment.

(2)           Excludes historical data for periods prior to our ownership of certain properties included in this lease.

(3)           On July 1, 2008, we sold three assisted living properties with 259 living units that were formerly operated by NewSeasons to Five Star for $21.4 million and Five Star assumed the NewSeasons / IBC lease obligations to SNH for the remaining seven properties that were formerly operated by NewSeasons. These statistics represent the historical rent coverage of the seven properties that are now operated by Five Star.

(4)           Sunrise has not filed its Quarterly Report on Form 10-Q for the first quarter of 2008 with the SEC due to accounting issues. Because we do not know what impact the resolution of these accounting issues may have on the reported performance of our properties, we do not report operating data for this tenant.

(5)           Because we do not have reliable information about the operations for the wellness centers before we purchased them, we do not report historical results for these wellness centers before October 30, 2007.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified our tenants’ operating data. Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, if any, divided by rent payable to us.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

June 30, 2008

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Current Rent	% of Annualized Current Rent	Cumulative% of Annualized Current Rent
2008	$135	0.1%	0.1%
2009	138	0.1%	0.2%
2010	1,862	0.8%	1.1%
2011	691	0.3%	1.4%
2012	1,475	0.7%	1.9%
2013	33,027	14.7%	16.7%
2014	—	0.0%	16.7%
2015	3,992	1.8%	18.5%
2016 and thereafter	183,133	81.5%	100.0%
Total	$224,452	100.0%

Weighted average remaining
lease term (in years)	13.8